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                                                       Draft


             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                      _________________

                          Form 8-K
                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934
                      _________________


      Date of Report (Date of earliest event reported):
                       April 12, 1996


                       L.A. GEAR, INC.
   (Exact name of registrant as specified in its charter)


                         CALIFORNIA
       (State or other jurisdiction of incorporation)


                           1-10157
                  (Commission File Number)


                         95-3375118
              (IRS Employer Identification No.)


 2850 Ocean Park Boulevard, Santa Monica, California  90405
       (Address of principal executive offices)     (Zip Code)


     Registrant's telephone number, including area code:
                       (310) 452-4327

                       Not applicable
    (Former name or former address, if changed since last report)

        ============================================

          THIS REPORT INCLUDES A TOTAL OF 5 PAGES.
            THE EXHIBIT INDEX APPEARS ON PAGE 5.
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Item 5.   Other Events.

     On April 12, 1996, L.A. Gear, Inc. (the "Company") completed the exchange of all 1,000,000 shares of its Series A redeemable cumulative convertible preferred stock, $100 stated value per share ("Series A Preferred Stock") and all accrued and unpaid dividends thereon for 1,107,902 shares of a new series of perpetual cumulative convertible preferred stock issued by the Company, entitled Series B Preferred Stock, $100 stated valueper share ("Series B Preferred Stock"). The exchange transaction was completed pursuant to a Share Exchange Agreement, dated as of December 12, 1995, by and between the Company and Trefoil Capital Investors, L.P. ("Trefoil"), the holder of all shares of the Company's Series A Preferred Stock. The exchange transaction is described in the Company's Form 8-K filed on December 13, 1995. The Company's shareholders approved the exchange on April 9, 1996.

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Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements of Business Acquired.
               Not applicable.

          (b)  Pro Forma Financial Information.
               Not applicable.

          (c)  Exhibits.

               4.1       The Certificate of Determination
                         for the Company's Series B
                         Preferred Stock, filed as Exhibit
                         A to the Share Exchange Agreement
                         dated as of December 12, 1995, by and
                         between L.A. Gear, Inc. and Trefoil
                         Capital Investors, L.P., which was
                         filed as Exhibit 10.1 to the
                         Company's Form 8-K filed on
                         December 13, 1995, is hereby
                         incorporated by reference.  The
                         third full paragraph on the first
                         page of the Certificate of
                         Determination has been revised to
                         include the following:

                           "The resolution has been
                           approved by 100% of the
                           outstanding Series A Preferred
                           shares."


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                         SIGNATURES

          Pursuant to the requirements of the Securities
Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   L.A. GEAR, INC.



Dated:  April 16, 1996             By: /s/ William L. Benford
                                       -----------------------
                                       William L. Benford,
                                       President and Chief
                                       Operating Officer

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                        EXHIBIT INDEX

           Exhibit                  Document
             No.                    --------
           -------
            4.1     The Certificate of Determination for the
                    Company's Series B Preferred Stock, filed as
                    Exhibit A to the Share Exchange Agreement dated as of December 12, 1995, by and between L.A. Gear, Inc. and Trefoil Capital Investors, L.P., filed as Exhibit 10.1 to the Company's Form 8-K filed on December 13, 1995 is hereby incorporated by reference. The third full paragraph on the first page of the Certificate of Determination has been revised to include the following:

                       "The resolution has been approved by 100% of the outstanding Series A Preferred shares."